UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 23, 2017

FORTINET, INC.
(Exact name of registrant as specified in its charter)

State of Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
899 Kifer Road
Sunnyvale, CA 94086
(Address of principal executive offices, including zip code)
(408) 235-7700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Fortinet, Inc. (“Fortinet” or the “Company”) held on June 23, 2017 (the “Annual Meeting”), there were present in person or by proxy, holders of 156,427,154 shares of common stock, or approximately 89% of the total outstanding shares eligible to be voted. The holders present voted on the four proposals presented at the Annual Meeting as follows:
Proposal One — Election of Directors
Fortinet’s stockholders approved the election of two Class II directors to Fortinet’s Board of Directors (“Board”) by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael Xie	122,423,686	7,300,566	125,384	26,577,518
William H. Neukom	128,592,867	1,128,339	128,430	26,577,518
Proposal Two — Ratification of Appointment of Independent Registered Accounting Firm
Fortinet’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2017 by the following votes:

Votes For	Votes Against	Abstentions
152,799,361	3,513,739	114,054
Proposal Three — Advisory Vote on Named Executive Officer Compensation
Fortinet’s stockholders cast their votes with respect to the advisory vote on Fortinet’s named executive officer compensation as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
124,607,807	5,113,664	128,165	26,577,518

Proposal Four — Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation
Fortinet’s stockholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on Fortinet’s named executive officer compensation as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
103,609,494	122,629	26,014,017	103,496	26,577,518

Based on these results and consistent with the Company’s recommendation, the Board has determined that the Company will conduct future advisory votes regarding the compensation to be paid by the Company to its named executive officers once every year. This policy will remain in effect until the next stockholder vote on the frequency of advisory votes on the compensation of named executive officers, which is expected to be held at the Company’s 2023 Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTINET, INC.

Date: June 27, 2017	By:	/s/ JOHN WHITTLE
John Whittle
Vice President and General Counsel